Exhibit 99.1

Penske Automotive Group, Inc., 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD THIRD QUARTER RESULTS

Third Quarter 2015	Nine Months 2015

• Revenue Increases 12.8% to $5.0 Billion	• Revenue Increases 12.2% to $14.4 Billion

• Same-store Retail Revenue Increases 5.2%, Excluding Foreign Exchange 8.5%	• Same-store Retail Revenue Increases 5.3%, Excluding Foreign Exchange 9.3%

• Income from Continuing Operations Attributable to Common Shareholders Increases 13.0% to $86.7 Million	• Income from Continuing Operations Attributable to Common Shareholders Increases 15.7% to $256.9 Million

• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 12.9% to $0.96	• Earnings Per Share from Continuing Operations Attributable to Common Shareholders Increases 15.9% to $2.85

• EBITDA Increases 12.7% to $165.4 Million	• EBITDA Increases 15.8% to $495.1 Million

BLOOMFIELD HILLS, MI, October 29, 2015 – Penske Automotive Group, Inc. (NYSE:PAG), an international transportation services company, announced today record third quarter results.  For the three months ended September 30, 2015, income from continuing operations attributable to common shareholders increased 13.0% to $86.7 million, and related earnings per share increased 12.9% to $0.96 when compared to the same period last year. During the third quarter, foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.04.

Total revenue increased 12.8% to $5.0 billion while same-store retail revenue increased 5.2%. Excluding foreign exchange, total revenue increased 16.9%, while same-store retail revenue increased 8.5%.  Operating income increased 14.1% to $146.0 million as selling, general and administrative expenses as a percentage of gross profit improved 30 basis points to 77.3% from 77.6% in the same period last year.

“We are pleased to deliver another record quarter, including double-digit growth in revenues, income from continuing operations and earnings per share,” said Chairman Roger S. Penske. “The diversification offered by our business highlights the opportunity we have for continued growth. At current levels, the year-over-year decline in exchange rates begins to subside during the fourth quarter

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which, coupled with the strong sales environment in both the U.S. and U.K. vehicle markets, and a robust medium and heavy-duty truck market in the U.S.,  we expect will continue to drive our business forward.”

Automotive Retail Highlights of the Third Quarter

•                 Total Retail Unit Sales Increased 7.3% to 112,072

➢  +1.9% in the United States; +18.8% Internationally

➢  New unit retail sales +7.0%

➢  Used unit retail sales +7.7%

•                 Same-store Retail Revenue Increased 5.2%

➢  New +5.6%; Used +4.7%; Finance & Insurance +7.3%; Service and Parts +4.5%

➢  +3.3% in the United States; +8.4% Internationally

➢  Excluding f/x, same-store retail revenue increased 8.5%

•                 Average Transaction Price Per Unit

➢  New $39,034; -0.1%

➢  Used $27,332; -0.7%

•                 Average Gross Profit Per Unit

➢  New $2,916, -$89;  Gross Margin 7.5%, -20 basis points

▪       Excluding f/x $3,020, +$15; Gross Margin 7.5%, -20 basis points

➢  Used $1,652, -$155; Gross Margin 6.0%, -60 basis points

▪       Excluding f/x $1,716, -$91; Gross Margin 6.0%, -60 basis points

➢  Finance & Insurance $1,098, +$2

▪       Excluding f/x $1,127, +$31

Note: f/x = foreign exchange

For the nine months ended September 30, 2015, total revenue increased 12.2% to $14.4 billion while same-store retail revenue increased 5.3%.  Excluding foreign exchange, total revenue increased 16.7%, while same-store retail revenue increased 9.3%. Total retail unit volume increased 7.2%, including 5.7% on a same-store basis.  Income from continuing operations attributable to common shareholders increased 15.7% to $256.9 million and related earnings per share increased 15.9% to $2.85

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when compared to the same period last year. On a year-to-date basis, exchange rates have negatively impacted earnings per share attributable to common shareholders by $0.14.

U.S. Commercial Truck Operations

The company operates sixteen U.S. commercial truck dealerships under the “Premier Truck Group” brand name.  These dealerships represent primarily the Freightliner and Western Star brands and are principally located in Texas, Oklahoma, New Mexico and Tennessee.  For the three and nine months ended September 30, 2015, Premier Truck Group generated $268.5 million and $703.1 million of revenue, and $40.0 million and $111.1 million of gross profit, respectively, principally through the retail sale of new/used medium and heavy-duty trucks and service/parts sales. Service and parts gross profit represents approximately 70.5% and 71.4% of total Premier Truck Group gross profit, respectively, and the return on sales for Premier Truck Group was 3.8% for the three months and 4.0% for the nine months ended September 30, 2015.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the third quarter of 2015 on October 29, 2015, at 11:00 a.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 288-9626 - [International, please dial (612) 332-0345]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the third quarter 2015 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 22,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”) and earnings before interest,

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taxes, depreciation, amortization and rent expense (“EBITDAR”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates and foreign currency exchange rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2014, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle:  http://www.penskecars.com

Engage Penske Automotive:  http://www.penskesocial.com

Like Penske Automotive on Facebook:  https://facebook.com/PenskeCars

Follow Penske Automotive on Twitter:  https://twitter.com/Penskecarscorp

Visit Penske Automotive on YouTube:  http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

Three Months Ended September 30,	Nine Months Ended September 30,
2015	2014	Increase/ (Decrease)	2015	2014	Increase/ (Decrease)
Revenue	$4,960.1	$4,396.7	12.8%	$14,363.6	$12,806.4	12.2%
Cost of Sales	4,230.9	3,749.1	12.9%	12,213.2	10,887.3	12.2%
Gross Profit	$729.2	$647.6	12.6%	$2,150.4	$1,919.1	12.1%
SG&A Expenses	563.4	502.3	12.2%	1,652.3	1,486.0	11.2%
Depreciation	19.8	17.3	14.5%	57.7	50.6	14.0%
Operating Income	$146.0	$128.0	14.1%	$440.4	$382.5	15.1%
Floor Plan Interest Expense	(11.4)	(11.3)	0.9%	(32.7)	(34.2)	-4.4%
Other Interest Expense	(16.3)	(12.4)	31.5%	(49.0)	(37.2)	31.7%
Equity in Earnings of Affiliates	11.0	12.7	-13.4%	29.7	28.7	3.5%
Income from Continuing Operations Before Income Taxes	$129.3	$117.0	10.5%	$388.4	$339.8	14.3%
Income Taxes	(41.7)	(39.7)	5.0%	(128.2)	(115.7)	10.8%
Income from Continuing Operations	$87.6	$77.3	13.3%	$260.2	$224.1	16.1%
Loss from Discontinued Operations, net of tax	(0.1)	(2.2)	n	m	(1.1)	(7.2)	n	m
Net Income	$87.5	$75.1	16.5%	$259.1	$216.9	19.5%
Less: Income Attributable to Non-Controlling Interests	0.9	0.6	50.0%	3.3	2.0	65.0%
Net Income Attributable to Common Shareholders	$86.6	$74.5	16.2%	$255.8	$214.9	19.0%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$87.6	$77.3	13.3%	$260.2	$224.1	16.1%
Less: Income Attributable to Non-Controlling Interests	0.9	0.6	50.0%	3.3	2.0	65.0%
Income from Continuing Operations, net of tax	$86.7	$76.7	13.0%	$256.9	$222.1	15.7%
Loss from Discontinued Operations, net of tax	(0.1)	(2.2)	n	m	(1.1)	(7.2)	n	m
Net Income Attributable to Common Shareholders	$86.6	$74.5	16.2%	$255.8	$214.9	19.0%
Income from Continuing Operations Per Share	$0.96	$0.85	12.9%	$2.85	$2.46	15.9%
Income Per Share	$0.96	$0.83	15.7%	$2.84	$2.38	19.3%
Weighted Average Shares Outstanding	90.1	90.3	-0.2%	90.2	90.4	-0.2%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	September 30,	December 31,
	2015	2014
Assets:
Cash and Cash Equivalents	$49.7	$36.3
Accounts Receivable, Net	775.5	707.1
Inventories	3,188.4	2,836.4
Other Current Assets	109.0	124.8
Assets Held for Sale	15.3	156.1
Total Current Assets	4,137.9	3,860.7
Property and Equipment, Net	1,476.9	1,331.6
Intangibles	1,690.4	1,656.5
Other Long-Term Assets	369.7	379.4
Total Assets	$7,674.9	$7,228.2

Liabilities and Equity:
Floor Plan Notes Payable	$2,096.0	$1,812.6
Floor Plan Notes Payable – Non-Trade	1,072.6	933.8
Accounts Payable	482.4	422.5
Accrued Expenses	358.3	316.0
Current Portion Long-Term Debt	29.7	37.2
Liabilities Held for Sale	8.3	108.2
Total Current Liabilities	4,047.3	3,630.3
Long-Term Debt	1,155.2	1,316.0
Other Long-Term Liabilities	651.3	600.7
Total Liabilities	5,853.8	5,547.0
Equity	1,821.1	1,681.2
Total Liabilities and Equity	$7,674.9	$7,228.2

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Geographic Revenue Mix:
U.S.	61%	61%	61%	60%
U.K.	34%	35%	34%	36%
Other International	5%	4%	5%	4%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,585.8	$4,295.6	$13,327.5	$12,495.3
U.S. Commercial Trucks	268.5	--	703.1	--
Commercial Vehicles Australia/Power Systems and Other	105.8	101.1	333.0	311.1
Total	$4,960.1	$4,396.7	$14,363.6	$12,806.4

Gross Profit: (Amounts in Millions)
Retail Automotive	$662.4	$630.6	$1,954.3	$1,867.1
U.S. Commercial Trucks	40.0	--	111.1	--
Commercial Vehicles Australia/Power Systems and Other	26.8	17.0	85.0	52.0
Total	$729.2	$647.6	$2,150.4	$1,919.1

Gross Margin:
Retail Automotive	14.4%	14.7%	14.7%	14.9%
U.S. Commercial Trucks	14.9%	--	15.8%	--
Commercial Vehicles Australia/Power Systems and Other	25.3%	16.8%	25.5%	16.7%
Total	14.7%	14.7%	15.0%	15.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Increase/ (Decrease)	2015	2014	Increase/ (Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	14.7%	14.7%	---	15.0%	15.0%	---
Selling, General and Administrative Expenses	11.4%	11.4%	---	11.5%	11.6%	-10 bps
Operating Income	2.9%	2.9%	---	3.1%	3.0%	+10 bps
Inc. From Cont. Ops. Before Inc. Taxes	2.6%	2.7%	-10 bps	2.7%	2.7%	---

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	77.3%	77.6%	-30 bps	76.8%	77.4%	-60 bps
Operating Income	20.0%	19.8%	+20 bps	20.5%	19.9%	+60 bps

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Increase/ (Decrease)	2015	2014	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$165.4	$146.7	12.7%	$495.1	$427.6	15.8%
Rent Expense	$50.6	$47.5	6.5%	$149.9	$142.2	5.4%
Floorplan Credits	$8.8	$7.8	12.8%	$23.8	$21.9	8.7%

* See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Retail Automotive Units:
New Retail	61,041	57,066	173,160	162,391
Used Retail	51,031	47,363	148,718	137,973
Total	112,072	104,429	321,878	300,364

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,382.7	$2,228.9	$6,870.5	$6,488.9
Used Vehicles	1,394.8	1,303.2	4,060.7	3,773.8
Finance and Insurance, Net	123.1	114.4	356.1	330.8
Service and Parts	463.3	434.1	1,357.8	1,285.0
Fleet and Wholesale	221.9	215.0	682.4	616.8
Total Revenue	$4,585.8	$4,295.6	$13,327.5	$12,495.3

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$178.0	$171.5	$522.7	$501.5
Used Vehicles	84.3	85.6	257.6	262.4
Finance and Insurance, Net	123.1	114.4	356.1	330.8
Service and Parts	275.2	257.8	810.3	763.8
Fleet and Wholesale	1.8	1.3	7.6	8.6
Total Gross Profit	$662.4	$630.6	$1,954.3	$1,867.1

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$39,034	$39,058	$39,677	$39,959
Used Vehicles	27,332	27,514	27,304	27,351

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$2,916	$3,005	$3,019	$3,089
Used Vehicles	1,652	1,807	1,732	1,902
Finance & Insurance	1,098	1,096	1,106	1,101

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Retail Automotive Revenue Mix Percentages:
New Vehicles	52.0%	51.9%	51.6%	51.9%
Used Vehicles	30.4%	30.3%	30.5%	30.2%
Finance and Insurance, Net	2.7%	2.7%	2.7%	2.6%
Service and Parts	10.1%	10.1%	10.2%	10.3%
Fleet and Wholesale	4.8%	5.0%	5.0%	5.0%
Total	100.0%	100.0%	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	26.9%	27.2%	26.7%	26.9%
Used Vehicles	12.7%	13.6%	13.2%	14.1%
Finance and Insurance, Net	18.6%	18.1%	18.2%	17.7%
Service and Parts	41.5%	40.9%	41.5%	40.9%
Fleet and Wholesale	0.3%	0.2%	0.4%	0.4%
Total	100.0%	100.0%	100.0%	100.0%

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Increase/ (Decrease)	2015	2014	Increase/ (Decrease)
Retail Automotive Gross Margin:
New Vehicles	7.5%	7.7%	-20 bps	7.6%	7.7%	-10 bps
Used Vehicles	6.0%	6.6%	-60 bps	6.3%	7.0%	-70 bps
Service and Parts	59.4%	59.4%	---	59.7%	59.4%	+30 bps
Fleet and Wholesale	0.8%	0.6%	+20 bps	1.1%	1.4%	-30 bps
Total Gross Margin	14.4%	14.7%	-30 bps	14.7%	14.9%	-20 bps

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	26%	26%	26%	26%
Audi	13%	13%	13%	13%
Mercedes-Benz	10%	10%	10%	10%
Land Rover	6%	6%	6%	6%
Porsche	5%	5%	5%	5%
Lexus	4%	4%	4%	4%
Ferrari / Maserati	3%	3%	3%	3%
Acura	1%	1%	2%	1%
Bentley	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Premium	71%	71%	72%	71%
Volume Non-U.S.:
Toyota	12%	12%	12%	12%
Honda	7%	8%	7%	8%
Volkswagen	3%	2%	2%	2%
Nissan	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Volume Non-U.S.	25%	25%	24%	25%
U.S.:
General Motors / Chrysler / Ford	4%	4%	4%	4%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	60%	62%	60%	61%
U.K.	37%	36%	37%	37%
Other International	3%	2%	3%	2%
Total	100.0%	100.0%	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Same-Store

Selected Data

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Retail Automotive Same-Store Units:
New Retail	59,769	57,066	169,072	160,563
Used Retail	49,495	47,363	145,053	136,686
Total	109,264	104,429	314,125	297,249

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,353.2	$2,228.9	$6,712.9	$6,406.2
Used Vehicles	1,364.3	1,303.2	3,978.4	3,742.4
Finance and Insurance, Net	122.7	114.4	351.4	328.3
Service and Parts	453.7	434.1	1,321.6	1,269.6
Fleet and Wholesale	221.1	214.9	671.7	612.9
Total Revenue	$4,515.0	$4,295.5	$13,036.0	$12,359.4

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$173.8	$171.5	$509.8	$496.0
Used Vehicles	83.4	85.6	253.6	260.5
Finance and Insurance, Net	122.7	114.4	351.4	328.3
Service and Parts	271.9	257.8	792.5	755.4
Fleet and Wholesale	1.8	1.2	7.5	8.5
Total Gross Profit	$653.6	$630.5	$1,914.8	$1,848.7

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$39,371	$39,058	$39,704	$39,898
Used Vehicles	27,563	27,514	27,427	27,379

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$2,908	$3,005	$3,015	$3,089
Used Vehicles	1,685	1,807	1,749	1,906
Finance & Insurance	1,123	1,096	1,119	1,104

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PENSKE AUTOMOTIVE GROUP, INC.

U.S. Commercial Truck Operations

Selected Data

(Unaudited)

Note: The Company’s U.S. Commercial Truck Operations were acquired in November 2014; therefore, comparative results are not applicable and results shown are for only the three and nine month periods ending September 30, 2015.

	Three Months Ended	Nine Months Ended
	September 30, 2015	September 30, 2015
U.S. Commercial Truck Units:
New Retail	1,712	4,242
Used Retail	286	880
Total Truck Units	1,998	5,122

U.S. Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$169.8	$418.3
Used Vehicles	15.3	46.8
Finance and Insurance, Net	2.1	5.0
Service and Parts	77.9	216.0
Lease, Rental & Wholesale	3.4	17.0
Total Revenue	$268.5	$703.1

U.S. Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$7.9	$19.7
Used Vehicles	1.4	4.7
Finance and Insurance, Net	2.1	5.0
Service and Parts	28.2	79.3
Lease, Rental & Wholesale	0.4	2.4
Total Gross Profit	$40.0	$111.1

U.S. Commercial Truck Revenue per Vehicle Retailed:
New Vehicles	$99,208	$98,626
Used Vehicles	53,420	53,167

U.S. Commercial Truck Gross Profit per Vehicle Retailed:
New Vehicles	$4,600	$4,638
Used Vehicles	4,986	5,448
Finance and Insurance	1,027	978

U.S. Commercial Truck Gross Margin:
New Vehicle	4.7%	4.7%
Used Vehicle	9.2%	10.0%
Service and Parts	36.2%	36.7%
Lease, Rental & Wholesale	11.8%	14.1%
Total Gross Margin	14.9%	15.8%

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) and earnings before interest, taxes, depreciation, amortization and rent expense (“EBITDAR”) for the three and nine months ended September 30, 2015, and 2014:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Increase/ (Decrease)	2015	2014	Increase/ (Decrease)
(Amounts in Millions)
Net Income	$87.5	$75.1	16.5%	$259.1	$216.9	19.5%
Add: Depreciation	19.8	17.3	14.5%	57.7	50.6	14.0%
Other Interest Expense	16.3	12.4	31.5%	49.0	37.2	31.7%
Income Taxes	41.7	39.7	5.0%	128.2	115.7	10.8%
Loss from Discontinued Operations, net of tax	0.1	2.2	nm	1.1	7.2	nm
EBITDA	$165.4	$146.7	12.7%	$495.1	$427.6	15.8%
Add: Rent Expense	50.6	47.5	6.5%	149.9	142.2	5.4%
EBITDAR	$216.0	$194.2	11.2%	$645.0	$569.8	13.2%

nm – not meaningful

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